Manager's Commentary

Market Review

China's economic data remained tepid during December; however industrial activities did show signs of low level stabilization. Investors remained highly cautious on China, specifically over concerns of potential capital outflows, Renminbi ("RMB") weakness and an ongoing economic slowdown. The sharp drop in the China A-Share market in the early trading days of 2016 and the newly-introduced 'circuit-breakers' added additional market volatility. The A-Share market closed early twice after daily declines of 7%, after which the circuit-breakers were promptly removed. Currently, less than 5% of our portfolio is exposed to the A-share market.

In early January 2016, the offshore RMB rate fell below 6.7 against the US dollar, a new five year low. The People's Bank of China suggested the level of the RMB should be considered against a basket of trade-weighted currencies, as opposed to only the US dollar. This was interpreted as acceptance of a weaker currency, leading to the record level gap between onshore and offshore rates. Risk off sentiment spread to Hong Kong and Taiwan, where equities held up relatively well in December, before taking a dip along with the major equity indices in early January.

Fund Review

The Fund outperformed the MSCI Golden Dragon Index (the "benchmark index”) during December. China CYTS Tours Holdings, a leading tour operator listed in China, was a notable contributor. We like the company as a proxy for the rising domestic tourism trend in China, reinforced by the increasingly affluent population. We are investing in A-shares on a highly selective basis, as a complement to the Hong Kong and Taiwan listed stocks within the portfolio.

Conversely, China Everbright International Ltd., an environmental services provider in China, was the top detractor for the portfolio in December. Its share price has been under pressure over concerns of its ability to execute its projects. We believe the concerns are overdone as the company is a leading player in this fast growing industry and has a strong parent company to provide financial support. We expect the company will continue to benefit from government policy to combat pollution, a key focus outlined during the Fifth Plenum held during the month.

Key Transactions

In December, the most significant change in the portfolio was the exit of Industrial and Commercial Bank of China to top up China Merchants Bank Co. Ltd., with the latter being a mid-sized bank with a well-recognized and very strong retail and small and medium enterprise franchise. Against the unfavorable macroeconomic situation, most state- owned banks are expecting muted profit growth; we continue to expect this company to experience earnings growth supported by fee income.

Outlook

The start of 2016 has been difficult as investors are fearful of the dramatic movement in the A-share market. We hope to take a step back and understand the true drivers behind the decline. We believe most of the negative economic news was well known and the new circuit breaker rule was responsible for the accelerated selling in a market dominated by retail investors. With respect to currency, we believe that there will be more two-way volatility than before, following the change of currency regime in August 2015. We should consider the RMB on a trade-weighted currency basis, not just a US dollar basis, which is the government's stated target.

Valuations of Hong Kong listed Chinese companies are at exceptionally depressed levels, but in these very sentiment- led markets they can move well beyond normal parameters. Now more than ever, our focus remains on individual stocks, assessing any additional risks, and using this weakness to add to our conviction holdings at increasingly attractive valuations.

Going into 2016, two investment trends are of note; first, China's transition from an economy led by investment and exports to one driven by domestic demand and services. We particularly like Chinese life insurers, as the current level of insurance penetration remains very low and there is significant scope for sustained growth and the introduction of higher margin products.

Second, we believe China is moving into higher margin, high-tech manufacturing. China already spends more importing semiconductors than oil and it is noticeable that China's exports with higher technology intensity have steadily been gaining market share. As China's manufacturing and technology base develops, this will lead to new investment opportunities.

In Brief

Fund Data

Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$278.5
Median Market Cap (in billions)	$7.8
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns) (as of 12/31/15)
	Fund	Benchmark[1]
One Month	0.42%	-0.71%
Three Month	4.56%	3.70%
One Year	-5.51%	-7.12%
Three Year	6.42%	2.48%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 12/31/15)	$17.76 / $15.52
High / Low Ranges (52-Week)
High / Low NAV	$26.04 / $17.64
High / Low Market Price	$22.22 / $14.64
Premium/Discount to NAV (as of 12/31/15)	-12.61%
Fund Data (Common Shares)
Shares Outstanding	15,682,028
Average Daily Volume	52,118
Expense Ratio	1.34%

Fund Manager

Christina Chung, CFA, CMA Lead Portfolio Manager

1. MSCI Golden Dragon Index.

The China Fund, Inc.

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ending December 31,2015*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	0.42%	4.56%	-5.51%	-5.51%	6.42%	0.44%	13.31%	10.19%
Market Price	0.63%	7.28%	-6.38%	-6.38%	3.57%	-0.60%	11.80%	9.18%
MSCI Golden Dragon Index	-0.71%	3.70%	-7.12%	-7.12%	2.48%	1.51%	7.14%	—

Calendar Year Returns
	2008	2009	2010	2011	2012	2013	2014	2015
NAV	-46.95%	72.83%	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%
Market Price	-40.65%	72.19%	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%
MSCI Golden Dragon Index	-49.37%	67.12%	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%

Past performance is not a guide to future returns.
*Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at December 31, 2015. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation	Fund	Benchmark[1]
Financials	29.69%	38.16%
Information Technology	29.34%	26.30%
Industrials	14.21%	7.23%
Consumer Discretionary	13.16%	6.44%
Consumer Staples	3.99%	2.57%
Telecom Services	3.74%	6.54%
Health Care	3.73%	1.29%
Materials	0.34%	2.89%
Utilities	0.00%	4.96%
Energy	0.00%	3.63%
Other assets & liabilites	1.80%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation	Fund	Benchmark[1]
China	77.30%	75.68%
Hong Kong Red Chips	22.12%	12.05%
Hong Kong 'H' shares	19.39%	24.42%
Equity linked securities ('A' shares)	3.78%	0.00%
China 'A' & 'B' shares	0.00%	0.23%
Other Hong Kong securities	32.01%	32.62%
Others	0.00%	6.35%
Taiwan	20.88%	24.32%
Other assets & liabilities	1.82%	0.00%

Top 10 Holdings
PING AN INSURANCE (China)	7.14%
TAIWAN SEMIC CO LTD (Taiwan)	6.97%
TENCENT HOLDINGS LTD (China)	5.36%
CHINA MERCHANTS BANK CO LTD (China)	5.24%
HONG KONG EXCHANGES AND CLEARING LTD (H.K.)	4.13%
DIGITAL CHINA HOLDINGS LTD (China)	3.87%
CHINA MOBILE LTD (China)	3.74%
CHINA EVERBRIGHT INTL (China)	3.35%
QINGLING MOTORS CO LTD (China)	3.23%
SUN HUNG KAI PROPERTIES LTD (H.K.)	2.99%

Portfolio Characteristics	Fund	Benchmark[1]
P/E Ratio	13.59	11.51
P/B Ratio	1.73	1.33
Issues in Portfolio	43	288
Foreign Holdings (%)	98.20	100.00
Other assets & liabilities (%)	1.80	0.00
Yield (%)	2.77	3.25

1. MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/06	12/19/06	12/21/06	12/29/06	$4.01170	$0.29960	$2.73090	$0.98120
12/7/07	12/19/07	12/21/07	1/25/08	$12.12000	$0.28000	$9.00000	$2.84000
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—
12/16/15	12/23/15	12/28/15	1/6/16	$1.49580	$0.21330	$0.84620	$0.43630

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full
	Company				% of
Sector	(exchange ticker)	Market Price	Holding	Value US$	net assets
Financials					29.68
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	42.90	3,594,000	19,892,476	7.14
CHINA MERCHANTS BANK CO LTD	3968	18.32	6,170,000	14,583,578	5.24
HONG KONG EXCHANGES AND CLEARING LTD	388	198.50	448,700	11,491,323	4.13
SUN HUNG KAI PROPERTIES LTD	16	93.75	688,000	8,321,722	2.99
CHINA OVERSEAS LAND & INVESTMENT LTD	688	27.10	2,334,000	8,160,629	2.93
FUBON FINANCIAL HOLDING CO LTD	2881	45.00	4,270,000	5,849,849	2.10
CATHAY FINANCIAL HOLDING CO LTD	2882	46.30	3,462,000	4,879,916	1.75
HONGKONG LAND HOLDINGS LTD	H78	7.00	497,000	3,479,000	1.25
CITIC SECURITIES CO LTD	6030	18.14	1,281,000	2,998,057	1.08
CHINA LIFE INSURANCE CO LTD	2628	25.10	919,000	2,976,067	1.07
Information Technology					29.34
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	143.00	4,461,000	19,421,043	6.97
TENCENT HOLDINGS LTD	700	152.70	757,500	14,923,653	5.36
DIGITAL CHINA HOLDINGS LTD	861	8.89	9,391,000	10,771,274	3.87
DELTA ELECTRONICS INC	2308	155.50	1,680,359	7,954,937	2.86
ADVANTECH CO LTD	2395	211.50	1,087,841	7,004,547	2.52
SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORP	981	0.79	47,347,000	4,825,841	1.73
HERMES MICROVISION INC	3658	1,195.00	91,000	3,310,652	1.19
BAIDU INC	BIDU	189.04	15,821	2,990,802	1.07
LARGAN PRECISION CO LTD	3008	2,270.00	41,000	2,833,440	1.02
ALIBABA GROUP HOLDING LTD	BABA	81.27	33,166	2,695,401	0.97
CATCHER TECHNOLOGY CO LTD	2474	276.00	304,000	2,554,389	0.92
GOLDPAC GROUP LTD	3315	3.40	5,521,000	2,421,866	0.87
Industrials					14.21
CHINA EVERBRIGHT INTERNATIONAL LTD	257	9.95	7,256,000	9,314,806	3.35
BEIJING ENTERPRISES HOLDINGS LTD	392	47.00	1,327,000	8,046,782	2.89
ZHUZHOU CSR TIMES ELECTRIC CO LTD	3898	45.10	852,000	4,957,579	1.78
CRRC CORP LTD	1766	9.59	3,697,000	4,574,267	1.64
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	13.44	2,110,000	3,658,771	1.31
ZHENGZHOU YUTONG BUS CO A	600066	22.49	910,530	3,153,539	1.13
QINGDAO PORT INTERNATIONAL CO LTD	6198	3.46	6,596,000	2,944,491	1.06
CK HUTCHISON HOLDINGS LTD	1	104.40	216,500	2,916,163	1.05
Consumer Discretionary					13.15
QINGLING MOTORS CO LTD	1122	2.41	28,960,000	9,004,696	3.23
LI & FUNG LTD	494	5.28	9,798,000	6,674,594	2.40
CITIGROUP GLOBAL MARKETS HOLD (exch. for CHINA CYTS TOURS HOLDIN)	N/A	3.59	1,635,575	5,871,714	2.11
SANDS CHINA LTD	1928	26.45	1,452,400	4,956,389	1.78
MERIDA INDUSTRY CO LTD	9914	177.00	805,000	4,337,839	1.56
CLSA GLOBAL MARKETS PTE LTD (exch. for CHONG QING CHANGAN AUTO)	N/A	2.62	739,970	1,935,022	0.69
CITIGROUP GLOBAL MARKETS HOLD (exch. for CHONG QING CHANGAN AUTO)	N/A	2.61	558,897	1,458,721	0.52
WAR HSBC BANK PLC (exch. for CHONG QING CHANGAN AUTO)	N/A	2.61	487,000	1,272,531	0.46
ZHONGSHENG GROUP HOLDINGS LTD	881	4.69	1,844,500	1,116,105	0.40
Consumer Staples					3.99
WANT WANT CHINA HOLDINGS LTD	151	5.77	9,531,000	7,095,251	2.55
HENGAN INTERNATIONAL GROUP CO LTD	1044	73.20	425,500	4,018,501	1.44
Telecom Services					3.74
CHINA MOBILE LTD	941	87.50	923,000	10,419,892	3.74
Health Care					3.73
CSPC PHARMACEUTICAL GROUP LTD	1093	7.92	5,804,000	5,930,701	2.13
3SBIO INC	1530	10.90	3,175,500	4,465,726	1.60

The China Fund, Inc.

Portfolio in Full	Company				% of
Sector	(exchange ticker)	Market Price	Holding	Value US$	net assets
Materials					0.34
TIANGONG INTERNATIONAL CO LTD	826	0.65	11,240,000	942,612	0.34

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund's annual and semiannual reports, proxy statement and other fund information, which may be obtained by contacting your financial advisor or visiting the fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

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Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-1215